INDEMNIFICATION AGREEMENT

        This Indemnification Agreement (the "Agreement") is entered into as of the 13th day of June, 2003, by and among NR Holdings, Inc., a Delaware corporation (the "Company") and the indemnitees listed on the signature pages hereto (each an "Indemnitee" and collectively, the "Indemnitees").

RECITALS

           A.      The Company and the Indemnitees recognize the continued difficulty in obtaining liability insurance for the Company's directors, officers, employees, controlling persons, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance.

           B.      The Company and the Indemnitees further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, controlling persons, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.

           C.      The Indemnitees do not regard the current protection available as adequate under the circumstances, and the Indemnitees and other directors, officers, employees, controlling persons, agents and fiduciaries of the Company are not willing to serve in such capacities without additional protection, so the Company and the Indemnitees desire to enter into this Agreement.

           D.      The Company (i) desires to attract and retain the involvement of highly qualified groups, such as the Indemnitees, to serve the Company and, in part, to induce each Indemnitee to be involved with the Company and (ii) wishes to provide for the indemnification and advancing of expenses to each Indemnitee to the maximum extent permitted by law.

           E.      In view of the considerations set forth above, the Company desires that each Indemnitee be indemnified by the Company as set forth herein.

                 NOW, THEREFORE, the Company and each Indemnitee hereby agrees as follows:

                1.      Indemnification.

                     a.      Indemnification of Expenses. The Company shall indemnify and hold harmless each Indemnitee (including, without limitation, their respective agents and spouses) and each person who controls any of them or who may be liable within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") to the fullest extent permitted by law if such Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that such Indemnitee reasonably believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (hereinafter a "Claim") by reason of (or arising in part out of) any event or occurrence related to the fact that such Indemnitee is or was a director, officer, employee, controlling person, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, controlling person, agent or fiduciary of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action or inaction on the part of such Indemnitee while serving in such capacity including, without limitation, any and all losses, claims, damages, expenses and liabilities, joint or several (including, without limitation, any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit, proceeding or any claim asserted) under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, which relate directly or indirectly to the registration, purchase, sale or ownership of any securities of the Company or to any fiduciary obligation owed with respect thereto (hereinafter an "Indemnifiable Event") against any and all expenses (including, without limitation, reasonable attorneys' fees and all other reasonable costs, expenses and obligations incurred in connection with investigating, defending a witness in or participating in (including, without limitation, on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of such Claim and any federal, state, local or foreign taxes imposed on such Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (collectively, hereinafter "Expenses"), including, without limitation, all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of allowed Expenses shall be made by the Company as soon as practicable but in any event no later than five (5) days after written demand by the Indemnitee therefor is presented to the Company. [No indemnification for Expenses shall be made under this Agreement in respect of any claim, issue or matter as to which the Indemnitee shall have been finally adjudged by a court of competent jurisdiction to be liable to the Company, unless and only to the extent that any court in which the proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnification.] Notwithstanding any other provision of this Agreement, the Company shall be liable to indemnify Indemnitee against all Expenses actually and reasonably incurred by or on behalf of the Indemnitee in taking any action to enforce any provision of this Agreement, including all Expenses incurred in bringing a claim, counterclaim or cross claim in a legal proceeding, arbitration or otherwise to enforce this Agreement or any provision of this Agreement.

                     b.      Contribution. If the indemnification provided for in Section 1(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an Indemnitee in respect of any losses, claims, damages, expenses or liabilities referred to therein, then the Company, in lieu of indemnifying such Indemnitee thereunder, shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Indemnitees, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Indemnitees in connection with the action or inaction that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In connection with the registration of the Company's securities, the relative benefits received by the Company and the Indemnitees shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the Indemnitees, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the securities so offered. The relative fault of the Company and the Indemnitees shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Indemnitees and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                The Company and the Indemnitees agree that it would not be just and equitable if contribution pursuant to this Section 1(b) were determined by pro rata or per capita allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. In connection with the registration of the Company’s securities, in no event shall an Indemnitee be required to contribute any amount under this Section 1(b) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities that are indemnified against, equal to the proportion of the total securities sold under such registration statement that are being sold by such Indemnitee or (ii) the proceeds received by such Indemnitee from its sale of securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

                     c.      Survival Regardless of Investigation. The indemnification and contribution provided for in this Section 1 will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnitees or any officer, director, employee, agent or controlling person of the Indemnitees.

                     d.      Change in Control. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control that has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control) then, with respect to all matters thereafter arising under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, Independent Legal Counsel (as defined in Section 10(d) hereof) shall be selected by the Indemnitees and approved by the Company (which approval shall not be unreasonably withheld).

                     e.      Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitees have been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in the defense of any action, suit, proceeding, inquiry or investigation referred to in Section 1(a) hereof or in the defense of any claim, issue or matter therein, each Indemnitee shall be indemnified against all Expenses incurred by such Indemnitee in connection herewith.

                2.      Expenses; Indemnification Procedure.

                     a.      Advancement of Expenses. The Company shall advance all Expenses incurred by the Indemnitees (an "Expense Advance"). The advances to be made hereunder shall be paid by the Company to the Indemnitees as soon as practicable but in any event no later than five (5) days after written demand by such Indemnitees therefor to the Company, whether prior to or after final disposition of any proceeding. Expense Advances shall be made without regard to the Indemnitee's ability to repay such advances and without regard to the Indemnitee's ultimate entitlement to indemnification under the other provisions of this Agreement. Expense Advances shall include any and all reasonable Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advances claimed. The Indemnitee shall qualify for Expense Advances solely upon the execution and delivery to the Company of an undertaking providing that the Indemnitee undertakes to repay such advances to the extent and only to the extent that it is ultimately determined that the Indemnitee is not entitled to be indemnified by the Company.

                     b.      Notice/Cooperation by the Indemnitees. Each Indemnitee shall give the Company notice in writing as soon as practicable of any Claim made against such Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Company's Chief Executive Officer at the Company's address (or such other address as the Company shall designate in writing to the Indemnitees).

                     c.      No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitees did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

                     d.      Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect that may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in each of the policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitees, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

                     e.      Selection of Counsel. In the event the Company shall be obligated hereunder to pay the Expenses of any Claim, the Company shall be entitled to assume the defense of such Claim, with counsel approved by the applicable Indemnitee, upon the delivery to such Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to such Indemnitee under this Agreement for any fees of counsel subsequently incurred by such Indemnitee with respect to the same Claim; provided that, (i) the Indemnitee shall have the right to employ such Indemnitee's counsel in any such Claim at the Indemnitee's expense and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) such Indemnitee shall have reasonably concluded that there is a conflict of interest between the Company and such Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of the Indemnitee's counsel shall be at the expense of the Company. The Company shall have the right to conduct its defense as it sees fit in its sole discretion, including, without limitation, the right to settle any claim against any Indemnitee; provided that, the consent of such Indemnitee shall have been obtained, such consent not to be unreasonably withheld.

                3.      Additional Indemnification Rights; Nonexclusivity.

                     a.      Scope. The Company hereby agrees to indemnify the Indemnitees to the fullest extent permitted by law, even if such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule that expands the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, controlling person, agent or fiduciary, it is the intent of the parties hereto that the Indemnitees shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change after the date of this Agreement in any applicable law, statute or rule that narrows the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 8(a) hereof.

                      b.      Nonexclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which the Indemnitees may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, the Delaware General Corporation Law, or otherwise. The indemnification provided under this Agreement shall continue as to each Indemnitee for any action such Indemnitee took or did not take while serving in an indemnified capacity even though the Indemnitee may have ceased to serve in such capacity.

                4.      No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against any Indemnitee to the extent such Indemnitee has otherwise actually received payment (under any insurance policy, Certificate of Incorporation, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

                5.      Partial Indemnification. If any Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for any portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify such Indemnitee for the portion of such Expenses to which such Indemnitee is entitled.

                6.      Mutual Acknowledgement. The Company and each Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, controlling persons, agents or fiduciaries under this Agreement or otherwise. Each Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's rights under public policy to indemnify the Indemnitees.

                7.      Liability Insurance. To the extent the Company maintains liability insurance applicable to directors, officers, employees, control persons, agents or fiduciaries, each of the Indemnitees shall be covered by such policies in such a manner as to provide the Indemnitees the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if such Indemnitee is a director, or of the Company's officers, if such Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, controlling persons, agents or fiduciaries, if such Indemnitee is not an officer or director but is a key employee, agent, control person, or fiduciary.

                8.      Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

                     a.      Claims Initiated by an Indemnitee. To indemnify or advance expenses to any Indemnitee with respect to Claims initiated or brought voluntarily by such Indemnitee and not by way of defense, except (i) with respect to actions or proceedings to establish or enforce a right to indemnify under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Indemnifiable Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under Section 145 of the Delaware General Corporation Law, regardless of whether such Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advance or insurance recovery, as the case may be; or

                b.      Claims Excluded Under Section 145 of the Delaware General Corporation Law. To indemnify any Indemnitee if indemnification is expressly prohibited by law.

                     c.      Claims Resulting from Breach of Fiduciary Duties. To indemnify any Indemnitee on account of the Indemnitee's conduct which has been adjudicated to constitute a breach of the Indemnitee's duty of loyalty to the Company or its stockholders.

                     d.      Claims Resulting from Willful Misconduct or Fraud. To indemnify or advance Expenses to any Indemnitee with respect to Claims resulting from such Indemnitee's willful misconduct or fraud on the part of the Indemnitee, or an act or omission not in good faith.

                     e.      Claims Resulting from Securities Law Violations. To indemnify or advance Expenses to any Indemnitee with respect to Claims for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Exchange Act or similar provisions of state statutory law or common law.

                9.      Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against any Indemnitee or any Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of five (5) years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such five (5)-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

                10.      Construction of Certain Phrases.

                     a.      For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including, without limitation, any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if an Indemnitee is or was a director, officer, employee, agent, control person, or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, control person, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, each Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as each Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

                      b.      For purposes of this Agreement, references to "fines" shall include, without limitation, any excise taxes assessed on any Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company that imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if any Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, such Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

                      c.      For purposes of this Agreement a "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, (A) who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's then outstanding Voting Securities (as defined in Section 10(e) hereof), increases his beneficial ownership of such securities by five percent (5%) or more over the percentage so owned by such person, or (B) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Exchange Act), directly or indirectly, of securities of the Company representing more than twenty percent (20%) of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets.

                     d.      For purposes of this Agreement, "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 2(e) hereof, that (i) is experienced in matters of corporation law and (ii) is not, at such time, or has not been in the five years prior to such time, retained to represent: (A) the Company or any Indemnitee (other than with respect to matters concerning the right of any Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements) or (B) any other party to the proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Legal Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement.

                     e.      For purposes of this Agreement, "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

                11.      Amendment and Termination. Any term hereof may be amended (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the Company; and (b) each Indemnitee, if any, adversely affected by such amendment. Any amendment so effected shall be binding upon the Company and all Indemnitees and all of their respective successors and assigns whether or not such person or entity entered into or approved such amendment or waiver. The observance of any term hereof may be waived by a party with respect to its own interests (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party so waiving the observance of such term. In no event shall such waiver of any rights hereunder constitute the waiver of such rights in any future instance unless the waiver so specifies in writing. Notwithstanding anything to the contrary in this Agreement, the Company may add additional Indemnitees at any time to this Agreement without the consent of any other Indemnitee.

                12.      Attorneys' Fees. In the event that any action is instituted by an Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, any Indemnitee shall be entitled to be paid all Expenses incurred by such Indemnitee with respect to such action, regardless of whether such Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court of competent jurisdiction over such action determines that each of the material assertions made by such Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, the Indemnitee shall be entitled to be paid all Expenses incurred by such Indemnitee in defense of such action (including, without limitation, costs and expenses incurred with respect to such Indemnitee's counterclaims and cross-claims made in such action), and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court having jurisdiction over such action determines that each of such Indemnitee's material defenses to such action was made in bad faith or was frivolous.

                13.      Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including, without limitation, any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives.

                14.      Choice of Law. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents, entered into and to be performed entirely within the State of Delaware, without regard to the conflict of laws principles thereof.

                15.      Consent to Jurisdiction. The Company and each Indemnitee each hereby irrevocably consents to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding that arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

                16.      Corporate Authority. The Board of Directors of the Company has approved the terms of this Agreement.

                17.      Counterparts. This Agreement may be executed in one (1) or more counterparts, each of which shall constitute an original.

                18.      Integration and Entire Agreement. Subject to Section 3(b), this Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

                19.      No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving any Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

                20.      Notice. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (i) two (2) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (ii) upon delivery, if delivered by hand, (iii) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (iv) one (1) day after the business day of delivery by facsimile transmission, if deliverable by facsimile transmission, with copy by first class mail, postage prepaid, and shall be addressed if to the Indemnitees, at each Indemnitee's address as set forth beneath the Indemnitees' signatures to this Agreement and if to the Company at the address of its principal corporate offices (Attention: Secretary) or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

                21.      Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including, without limitation, any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

                22.      Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of an Indemnitee who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

                23.      Successors and Assigns. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to each Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect with respect to Claims relating to Indemnifiable Events regardless of whether any Indemnitee continues to serve as a director, officer, employee, agent, controlling person, or fiduciary of the Company or of any other enterprise, including, without limitation, subsidiaries of the Company, at the Company's request.

[Signature Pages Follow]

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first written above.

COMPANY:

NR HOLDINGS, INC.

By:
Name: Joseph H. Izhakoff
Title: Executive Vice President, General Counsel and Secretary

Address:      450 East Las Olas Blvd., Suite 1400
                      Fort Lauderdale, FL 33301

INDEMNITEES:

     Name: Thomas W. Blumenthal
     Address: 10 St. James Avenue, Suite 2000
                       Boston, MA 02116

     Name: Andrew P. Hines

     Address: 415 Lenox Avenue
                      Westfield, NJ 07090

     Name: Irving M. Levine

     Address: 45 Marguerite Drive
                       Rancho Palos Verdes, CA 90275

     Name: Thomas J. Putman

     Address: 2542 Laguna Drive
                     Fort Lauderdale, FL 33316

     Name: Bryan T. Rich
     Address: 217 Whitney Street
                      Northboro, MA 01532

     Name: Greg A. Rosenbaum

     Address: 9140 Vendome Drive
                     Bethesda, MD 20817-4021

     Name: Douglas M. Suliman, Jr.
     Address: 101 Lake Street
Sherborn, MA 01770

SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT